  EXHIBIT 31.1

                  CERTIFICATION PURSUANT TO 18 U.S.C. SS. 1350,
      AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Kam Shah, certify that:

1.   I have reviewed this annual report on Form 10-K of Webtradex International Corp.;

2.   Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made,  not  misleading  with  respect  to the  period  covered by this   report;

3.   Based on my  knowledge,  the  financial  statements,  and  other  financial   information  included  in  this  report,  fairly  present  in all  material respects the financial  condition,  results of operations and cash flows of the Company as of, and for, the periods presented in this report;

4.   I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules  13a-15(e) and 15d-15(e)) for   the Company and have:

     (a)  Designed  such  disclosure  controls  and  procedures,  or caused such   disclosure   controls  and   procedures  to  be  designed   under  our supervision,  to ensure  that  material  information  relating  to the Company, including its consolidated subsidiaries,  is made known to us   by others  within those  entities,  particularly  during the period in  which this report is being prepared;

     (b)  Designed such internal  control over  financial  reporting,  or caused such internal  control over  financial  reporting to be designed under  our  supervision,   to  provide  reasonable  assurance  regarding  the reliability  of financial  reporting and the  preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

     (c)  Evaluated the effectiveness of the Company's  disclosure  controls and  procedures  and  presented  in this report our  conclusions  about the   effectiveness of the disclosure controls and procedures, as of the end  of the period covered by this report based on such evaluation; and

(d)  Disclosed in this report any change in the Company’s internal control over financial reporting that occurred during the Company’s most recent fiscal quarter (the Company's fourth fiscal quarter in the case of an annual  report) that has materially  affected,  or is reasonably likely to  materially  affect,  the  Company's  internal  control over  financial reporting; and

5.   I have disclosed,  based on our most recent  evaluation of internal control over  financial  reporting,  to the  Company's  auditors  and the  board of directors (or persons performing the equivalent functions):

     (a)  All significant  deficiencies and material weaknesses in the design or  operation  of internal  control  over  financial  reporting  which are   reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information; and
     (b)  Any fraud, whether or not material,  that involves management or other  employees  who  have a  significant  role  in the  Company's  internal  control over financial reporting.

Date: June 24, 2011

/s/ Kam Shah
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Kam Shah
Chief Executive Officer, Chief Financial Officer,
President, Secretary, Treasurer and Director
(Principal Executive Officer)
(Principal Financial Officer)